SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 14, 2003


                         CONCEPTS DIRECT, INC.
        _______________________________________________________
         (Exact name of registrant as specified in its charter)


        Delaware                    0-20680             52-1781893
_________________________      ____________________   _______________
(State or other jurisdiction   (Commission File       (IRS Employer
of incorporation)              Number)                Identification No)


2950 Colorful Avenue, Longmont, CO                    80504
_______________________________________          _______________
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303) 772-9171

Item 5.  Other Events and Regulation FD Disclosure

On April 14, 2003, the Company announced that the Board of Directors disbanded the Special Committee previously appointed to seek strategic alternatives for the Company, and Robert L. Burrus Jr. and Virginia B. Bayless resigned from the Company's Board of Directors. A copy of the press release dated April 14, 2003 announcing the foregoing is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

Exhibit     Description

99.1        Concepts Direct, Inc. Press Release dated April 14, 2003


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONCEPTS DIRECT, INC.


Date: April 21, 2003                     /s/ Zaid H. Haddad
                                         ________________________
                                         Zaid H. Haddad
                                         Chief Financial Officer